UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 27, 2006
QUESTCOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Whipple Road Union City, California		94587

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 27, 2006, the Company issued a press release announcing the initiation of patient dosing under its investigational new drug (IND) application with the U.S. Food & Drug Administration for QSC-001, a unique orally disintegrating tablet (ODT) formulation of hydrocodone bitartrate and acetaminophen (HB/APAP) for the treatment of moderate to moderately severe pain. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2. of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Exhibit Description	Number

Press Release, dated November 27, 2006.	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.

Date: November 28, 2006	By:	/s/ James L. Fares

James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 27, 2006.